EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Sooner Holdings, Inc. (the "Company") on Form 10-K for the year ended September 30, 2008, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, R.C. Cunningham II, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 6, 2009

                                     /s/ R.C. Cunningham II

                                     ----------------------
                                     R.C. Cunningham II
                                     Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Sooner Holdings, Inc. and will be retained by Sooner Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                    Exhibit 32.1
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